Exhibit 10.1
THIRD AMENDMENT TO THE
RECEIVABLES FINANCING AGREEMENT
     THIS THIRD AMENDMENT TO THE RECEIVABLES FINANCING AGREEMENT, dated as of May 19, 2008 (this “Amendment”), is entered into by and among PALISADES ACQUISITION XVI, LLC, a Delaware limited liability company (the “Borrower”), PALISADES COLLECTION, L.L.C., a Delaware limited liability company (the “Servicer”), ASTA FUNDING, INC. (“Asta”), FAIRWAY FINANCE COMPANY, LLC ( the “Lender”), BMO CAPITAL MARKETS CORP. (“BMO CM”), as Administrator for the Lender (in such capacity, the “Administrator”) and as collateral agent for the Secured Parties (in such capacity, the “Collateral Agent”), and BANK OF MONTREAL (“BMO”), as liquidity agent for the Liquidity Providers (in such capacity, the “Liquidity Agent”). Capitalized terms used and not otherwise defined herein are used as defined in the Receivables Financing Agreement, dated as of March 2, 2007 (as amended, supplemented or otherwise modified from time to time, the “Receivables Financing Agreement”), among the Borrower, the Servicer, the Lender, the Administrator, the Collateral Agent and the Liquidity Agent.
     WHEREAS, the parties hereto desire to amend the Receivables Financing Agreement in certain respects as provided herein;
     NOW THEREFORE, in consideration of the premises and other material covenants contained herein, the parties hereto agree as follows:
     SECTION 1. Amendments. The Receivables Financing Agreement is hereby amended as follows:
     1.1 The definition of “Alternate Reference Rate” as set forth in Section 1.1 of the Receivables Financing Agreement is hereby deleted and replaced in its entirety as follows:
     ““Alternate Reference Rate” means, on any date, a fluctuating rate of interest per annum equal to the sum of (i)(a) prior to a Interest Adjustment Date, 3.20% and (b) on or after the Interest Adjustment Date, 2.20% and (ii) the higher of:
     (A) the rate of interest most recently announced by BMO at its principal office in Chicago, Illinois as its prime rate (it being understood that at any one time there shall exist only one such prime rate so announced), which rate is not necessarily intended to be the lowest rate of interest determined by BMO in connection with extensions of credit; or
     (B) the Federal Funds Rate most recently determined by BMO plus 0.50% per annum.”

     1.2 The definition of “Bank Rate” as set forth in Section 1.1 of the Receivables Financing Agreement is hereby deleted and replaced in its entirety as follows:
     ““Bank Rate” for any Interest Period means an interest rate per annum equal to the Eurodollar Rate (Reserve Adjusted) for such Interest Period; provided, however, that if (x) it shall become unlawful for any Liquidity Provider to obtain funds in the London interbank eurodollar market in order to make, fund or maintain any Loan hereunder, or if such funds shall not be reasonably available to Administrator or any Liquidity Provider, or (y) there shall not be time prior to the commencement of an applicable Interest Period to determine a Eurodollar Rate in accordance with its terms or the “Bank Rate” shall apply other than at the first day of the Interest Period, then the “Bank Rate” shall be equal to the weighted average of the Alternate Reference Rates in effect for each day during the remainder of such Interest Period.”
     1.3 Each reference to “January 1, 2008” in the definition for “Collection Rate” is hereby replaced with “May 1, 2008”.
     1.4 The phrase “within three years” in the definition for “Discounted Balance” is hereby replaced with “within forty-seven (47) months”.
     1.5 The following definition is hereby added to Section 1.1 of the Receivables Financing Agreement after the definition for “Indemnified Party”:
     ““Interest Adjustment Date” means the Borrower shall have received at least $20,000,000 in aggregate cash capital contributions after May 9, 2008 that have been used to repay the principal amount of the Loans.”
     1.6 The reference to “2%” in the last paragraph of Section 3.1 of the Receivables Financing Agreement is hereby replaced with “2.3%”.
     1.7 Section 4.3 of the Receivables Financing Agreement is hereby deleted and replaced in its entirety as follows:
     “Section 4.3 Accounts. The Collateral Agent may, and at the direction of the Administrator shall, at any time, take dominion and control of the Collection Account.”
     1.8 The following is hereby added as a new Section 9.1.12 of the Receivables Financing Agreement:
     “9.1.12 Additional Opinion of Counsel. The Borrower shall furnish to the Administrator, no later than May 24, 2008, an opinion of counsel relating to certain substantive consolidation matters, in form and substance reasonably satisfactory to the Administrator.”
     1.9 Section 10.1.14 of the Receivables Financing Agreement is hereby deleted and replaced in its entirety as follows:

     “10.1.14 Rolling Collection Rate. The Rolling Collection Rate (i) for (a) the May 2008 Collection Period is less than 85%, (b) the June 2008 Collection Period is less than 85%, (c) the July 2008 Collection Period is less than 85% or (d) any other Collection Period (commencing with the August 2008 Collection Period) is less than 90% or (ii) (a) for the June and July 2008 Collection Period, is less than 90%, (b) for the July and August 2008 Collection Period, is less than 90%, (c) for the August and September 2008 Collection Period, is less than 100% or (d) any two consecutive Collection Periods (commencing with the September and October 2008 Collection Periods), is less than 100%.”
     2.0 The following is hereby added as a new Section 10.1.15 of the Receivables Financing Agreement:
     “10.1.15 Certain Additional Financial Information. (a) The value of the Eligible Receivables (as determined in accordance with GAAP) as of March 31, 2008 is not at least $230,000,000 or is restated downward after May 19, 2008 and (b) the net income of Asta (as determined in accordance with GAAP) for the period beginning on October 1, 2007 and ending on March 31, 2008 is less than $5,000,000.”
     SECTION 2. Receivables Financing Agreement in Full Force and Effect as Amended.
     Except as specifically amended hereby, the Receivables Financing Agreement shall remain in full force and effect. All references to the Receivables Financing Agreement shall be deemed to mean the Receivables Financing Agreement as modified hereby. This Amendment shall not constitute a novation of the Receivables Financing Agreement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of the Receivables Financing Agreement, as amended by this Amendment, as though such terms and conditions were set forth herein.
     SECTION 3. Miscellaneous.
          A. On and as of the date hereof, the Borrower hereby confirms, reaffirms and restates the representations and warranties set forth in Section 8.1 of the Receivables Financing Agreement mutatis mutandis, except to the extent that such representations and warranties expressly relate to a specific earlier date in which case the Borrower hereby confirms, reaffirms and restates such representations and warranties as of such earlier date. Each of the Borrower, the Servicer and Asta hereby represent and warrant, as of the date hereof, that the value of the Eligible Receivables (as determined in accordance with GAAP) owned by the Borrower as of March 31, 2008 is at least $230,000,000. Asta hereby represents and warrants, as of the date hereof, that its net income (as determined in accordance with GAAP) for the period beginning on October 1, 2007 and ending on March 31, 2008 is not less than $5,000,000.
          B. This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which when so executed and delivered shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.
          C. The effectiveness of this Amendment is subject to the following condition precedents:
i.	the Administrator shall have received counterparts of this Amendment, duly executed by all parties hereto; and

ii.	the Borrower shall have reimbursed the Administrator for all its reasonable costs and out-of-pocket expenses incurred in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrator.
          D. The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.
          E. This Amendment may not be amended or otherwise modified except as provided in the Receivables Financing Agreement.
          F. Each of the Administrator and the Lender do not waive and have not waived, and hereby expressly reserve, its right at any time to take any and all actions, and to exercise any and all remedies, authorized or permitted under the Receivables Financing Agreement, as amended, or any of the other Transaction Documents, or available at law or equity or otherwise.
          G. Any provision in this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
          H. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY OTHERWISE APPLICABLE CONFLICTS OF LAW PRINCIPLES (OTHER THAN THOSE SET FORTH IN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).
          I. EACH OF THE PARTIES HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF BORROWER, ASTA, THE ORIGINATOR, THE SERVICER, THE ADMINISTRATOR, THE COLLATERAL AGENT, LENDER OR ANY OTHER AFFECTED PARTY. EACH OF BORROWER AND THE SERVICER ACKNOWLEDGES AND AGREES THAT IT HAS

RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER TRANSACTION DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE OTHER PARTIES ENTERING INTO THIS AGREEMENT AND EACH SUCH OTHER TRANSACTION DOCUMENT.
          J. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FEDERAL COURT SITTING IN NEW YORK, NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE BORROWER AND THE SERVICER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE BORROWER AND THE SERVICER IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, THAT IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO.
[Signature Pages Follow]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the 21st of December, 2007.

PALISADES ACQUISITION XVI, LLC, as Borrower
By:	/s/ Mitchell Cohen
	Name:	Mitchell Cohen
	Title:	Manager

BMO CAPITAL MARKET CORP., as Administrator and as Collateral Agent
By:	/s/ John Pappano
	Name:	John Pappano
	Title:	Managing Director

FAIRWAY FINANCE COMPANY, LLC, as Lender
By:	/s/ Philip A. Martone
	Name:	Philip A. Martone
	Title:	Vice President

PALISADES COLLECTION, L.L.C, as Servicer
By:	/s/ Mitchell Cohen
	Name:	Mitchell Cohen
	Title:	Manager

ASTA FUNDING, INC.
By:	/s/ Mitchell Cohen
	Name:	Mitchell Cohen
	Title:	Chief Financial Officer

BANK OF MONTREAL, as Liquidity Agent
By:	/s/ Masami Hida
	Name:	Masami Hida
	Title:	Vice President